UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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UNIVAR SOLUTIONS INC.

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[The following article discussing the proposed transaction was published in Independent Commodity Intelligence Services (“ICIS”) on May 19, 2023.]

Univar has a large dedicated fleet of trucks to support its distribution network

Univar sees growth boost with Apollo

CEO David Jukes sees accelerated growth with private equity firm Apollo as new owner. North America and sustainability are key areas of focus

Joseph Chang New York

US-based chemical distributor Univar Solutions expects new ownership under private equity firm Apollo Global Management to accelerate growth, its CEO said.

In March, Apollo agreed to buy Univar in a deal valuing the company at around $8.1bn in enterprise value (including the assumption of debt). The transaction is expected to close in H2 2023 and will include a minority equity investment from a subsidiary of the Abu Dhabi Investment Authority (ADIA).

“As a private company and with Apollo’s support, we expect to have even more flexibility to explore new opportunities and make additional investments to accelerate Univar Solutions’

growth,” said David Jukes, president and CEO of Univar Solutions.

“Apollo brings great expertise as they manage over $500bn in assets and have a deep understanding of chemicals and ingredients.

David Jukes

CEO, Univar Solutions

“As a private company and with Apollo’s support, we expect to have even more flexibility to explore new opportunities and make additional investments to accelerate Univar Solutions’ growth”

They recognise our position as a leading global specialty chemical and ingredient distributer, as well as our dedication to putting the customer at the center of all we do,” he added.

Univar went public through an initial public offering (IPO) in 2015 by private equity owners Clayton, Dubilier & Rice (CD&R) and CVC Capital which acquired their stakes in 2010.

In global chemical distribution, Univar has the #1 position in North America, and is #2 in EMEA (Europe, Middle East and Africa), according to the company. Total sales in 2022 were around $11.5bn.

Bullish on North America

In a February interview with ICIS, the Univar CEO was especially bullish on the re-industrialisation of North America and the implications for chemicals demand, allowing Univar to leverage its extensive asset network in the region.

36 | ICIS Chemical Business | 19-25 May 2023	www.icis.com

        “We have a real competitive moat with our asset footprint in a re-industrialising North America which means we have great growth opportunities here. No one has a better set of contiguous assets for inorganic and organic chemistries in North America than we do,” said Jukes.

        “You can’t readily replace those assets. You can’t go out and quickly build out tank farms, replicate rail sidings and 600-700 railcars for specific products. All these new industries are pouring into the US,” he added, referring to semiconductor manufacturing, as well as manufacturing products for the green energy transition.

        The $280bn US CHIPS and Science Act to build local semiconductor manufacturing capabilities, and the $369bn US Inflation Reduction Act (IRA) to incentivise manufacturing of electric vehicle (EV) batteries, solar cells, wind turbines and build out infrastructure for hydrogen and carbon capture and storage (CCS) is set to spur a renaissance in high-tech US manufacturing which will require massive volumes of chemicals.

        Rising environmental, social and governance (ESG) standards, as well as new investment in clean technology driven by the US IRA, should be a big benefit to Univar, the number one chemical distributor in the US and North America, he pointed out.

        “Increasing ESG standards help give us another level of differentiation over some of the small regionals that might not have the same ability to invest to keep their plants and equipment at that level of ESG that customers and suppliers really require,” said Jukes.

        “Whether it’s windmills, batteries, solar cells, chips – all of these things require chemistry, and a lot of that chemistry can be the old-fashioned hazardous kind, and it require faultless service levels and impeccable safety standards. That requires an asset footprint and 100 years of experience in doing it incredibly well,” he added.

Enabling sustainability

Univar is also helping customers reduce Scope 3 emissions (includes the carbon footprint of raw materials) by offering more sustainable products.

        Starting this year, the company will collaborate with suppliers globally to provide carbon footprints for the products it distributes, along with other sustainability attributes such as bio-based and recycled content, along with social impact and environmental accreditation.

        “Just simply working to be able to help reduce Scope 3 emissions for our supply partners, and thinking about more natural and sustainable products we put out into the

Univar’s labs help develop formulations that better serve customer needs marketplace, we see real opportunity in the changing landscape of North America in particular,” said Jukes.

Univar is actively focused on developing of a full range of sustainable and natural ingredients across its portfolio which will support customers seeking to infuse sustainable and natural ingredients into their own product development.

“The value chain as a whole tends to currently lack consistent global standards and an understanding of sustainability at the product level,” according to a Univar whitepaper on how chemical distributors can drive sustainable solutions across industries.

David Jukes

CEO, Univar Solutions

“We have a real competitive moat with our asset footprint in a re-industrialising North America which means we have great growth opportunities here”

“Working in the middle of the value chain, chemical and ingredient distributors… can provide holistic sustainability insights from supplier to customer, while formulating innovative chemistries and delivering ingredients that meet our customers’ needs, including economic, availability, and sustainability considerations,” it added.

M&A and Q1 results

Univar continues to grow through targeted specialty acquisitions. Pick-ups in 2023 and 2022 included specialty ingredients and chemicals distributor ChemSol Group (Central America), specialty chemicals distributor Kale Kimya (Turkey) and specialty chemicals distributor Vicom (Spain).

On its own buyout, Univar previously received buyout interest from a number of parties over the past several months, including from Germany’s Brenntag. Ultimately, the board determined that the deal with Apollo both maximises value and positions the company for further success, he noted.

“In Apollo, we believe we have found an ideal partner, and we are looking forward to working with their team to take our business to new heights,” said Jukes.

“They are passionate about our mission and with their support, we will continue to advance our purpose of helping to keep our communities healthy, fed, clean and safe,” he added.

Univar recently posted Q1 results, with adjusted earnings before interest, tax, depreciation and amortisation (EBITDA) down 33% year on year to $215m on 6.9% lower sales of $2.68bn. Lower demand was partially offset by pricing discipline, the company said. ∎

www.icis.com	19-25 May 2023 | ICIS Chemical Business | 37

Additional Information About the Proposed Transaction and Where to Find It

This communication relates to the proposed transaction between Univar Solutions Inc. (“Univar Solutions” or “the Company”) and funds managed by affiliates of Apollo Global Management, Inc. (“Apollo”). In connection with the proposed transaction, Univar Solutions filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”), on May 2, 2023. The Proxy Statement was first sent to Univar Solutions shareholders on May 3, 2023. This communication is not a substitute for the Proxy Statement or any other document that Univar Solutions may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND UNIVAR SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT UNIVAR SOLUTIONS, APOLLO AND CERTAIN OF ITS AFFILIATES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders of Univar Solutions will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting the investor relations page on the Company’s website at www.investors.univarsolutions.com.

Participants in the Solicitation of Proxies

Under SEC rules, Univar Solutions and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Univar Solutions shareholders in connection with the proposed transaction. Information about the directors and executive officers of Univar Solutions and their ownership of Univar Solutions common stock is set forth in the Proxy Statement, which was filed with the SEC on May 2, 2023, the definitive proxy statement for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2023, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents filed by Univar Solutions with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and will be contained in other relevant materials filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully before making any voting or investment decisions. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication includes certain statements relating to future events and our intentions, beliefs, expectations, and outlook for the future, which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding, the Company’s market opportunities, strategic plan, business objectives, and other initiatives, as well as statements regarding the expected timing of the completion of the proposed acquisition of

Univar Solutions referred to in this communication and the ability of the parties to consummate the proposed transaction. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations and assumptions. Potential factors that could affect such forward-looking statements include, among others: that a condition to the closing of the proposed transaction may not be satisfied; the occurrence of any event that can give rise to termination of the proposed transaction; the failure to obtain approval of the proposed transaction by the Company’s shareholders; the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; management’s time and attention being diverted to issues related to the proposed transaction; the Company’s ability to meet expectations regarding the timing and completion of the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business, contractual and operational relationships; the institution of legal proceedings against the Company or the other parties to the proposed transaction and their affiliates related to the proposed transaction; the Company becoming unable to retain or hire key personnel due to the proposed transaction; the announcement of the proposed transaction having a negative effect on the market price of the Company’s common stock or operating results; economic conditions, particularly fluctuations in industrial production and consumption and the timing and extent of economic downturns; significant changes in the business strategies of producers or in the operations of our customers; delivery failures or hazards and risks related to our operations and the hazardous materials we handle; potential inability to obtain adequate insurance coverage; increased competitive pressures, including as a result of competitor consolidation; potential supply chain disruptions; significant changes in the pricing, demand and availability of chemicals; potential cybersecurity incidents, including security breaches; our indebtedness, the restrictions imposed by, and costs associated with, our debt instruments, and our ability to obtain additional financing; the broad spectrum of laws and regulations that we are subject to, including extensive environmental, health and safety laws and regulations and changes in tax laws; an inability to generate sufficient working capital; transportation related challenges, including increases in transportation and fuel costs, changes in our relationship with third party transportation providers, and ability to attract and retain qualified drivers; accidents, safety failures, environmental damage, and product quality issues; ongoing litigation, potential product liability claims and recalls, and other environmental, legal and regulatory risks; challenges associated with international operations; exposure to interest rate and currency fluctuations; an inability to integrate the business and systems of companies we acquire, including failure to realize the anticipated benefits of such acquisitions; possible impairment of goodwill and intangible assets; our ability to attract or retain a qualified and diverse workforce; negative developments affecting our pension plans and multi-employer pensions; labor disruptions associated with the unionized portion of our workforce; our ability to execute on our initiatives and goals related to environmental, social, and governance (“ESG”) matters and the increasing legal and regulatory focus on ESG; the impacts resulting from the conflict in Ukraine or related geopolitical tensions; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, conflict, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related Company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; actions by third parties, including government agencies; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the Company’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and the other factors described in the Company’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents filed by the Company with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. In addition, the Company discusses certain of these risks in greater detail, and other risks associated with the proposed transaction, in the Proxy Statement. We caution you that the forward-looking information presented in this communication is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this communication. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek, “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this communication, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.